UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): January 15, 2004
                               (January 15, 2004)

                             OBIE MEDIA CORPORATION
               (Exact name of Company as specified in its charter)

     Oregon                      000-21623                        93-0966515
---------------            ---------------------             -------------------
(State or other                                                (I.R.S. Employer
jurisdiction of            (Commission File No.)             Identification No.)
 incorporation)

                   4211 West 11th Avenue, Eugene, Oregon 97402
                   -------------------------------------------
                    (Address of Principal Executive Offices)

                                 (541) 686-8400
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

   (a) Not Applicable

   (b) Not Applicable

   (c) Exhibits.

      99.1     Press Release, dated January 15, 2004.

ITEM 9. REGULATION FD DISCLOSURE

        On January 15, 2004, the Registrant issued a press release announcing the completion of a $26 million dollar financial package with CapitalSource Finance LLC. All information in the press release, appearing in Exhibit 99.1, is not filed but is furnished pursuant to Regulation FD.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed for and on its behalf by the undersigned hereunto duly authorized.

                                                   PREMIERWEST BANCORP


Date:  January 15, 2004                            By:  /s/ Gary Livesay
                                                        ------------------
                                                   Gary Livesay
                                                   Chief Financial Officer




































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